SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2021

Meso Numismatics Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37464	88-0492191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

433 Plaza Real Suite 275 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 889-9509

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act: None.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Background to Acquisition of Global Stem Cells Group Inc.

As previously disclosed, on November 27, 2019, Meso Numismatics Inc. (the “Company”) entered into an Assignment and Assumption Agreement (the “Assignment”) with Lans Holdings Inc. (“Lans Holdings”), Global Stem Cells Group Inc. (“GCSC”) and Benito Novas, whereby Lans Holdings assigned all of its rights to, obligations and interest in a Binding Letter of Intent (“LOI”) entered into on May 23, 2019 with GCSC and Benito Novas, setting forth the principal terms pursuant to which the Company will acquire 50,000,000 shares of common stock of GCSC.

On June 22, 2021, as contemplated above and after several amendments to the original Assignment with Lans Holdings and original LOI with GCSC, the Company entered into a Stock Purchase Agreement (the “SPA”) with GCSC and Mr. Novas for the sale of the 50,000,000 shares held in GCSC in exchange for 1,000,000 shares of Series AA Preferred Stock in the Company, 8,974 shares of Series DD Preferred Stock in the Company, and an amount equal to $225,000 USD.

Closing of the Acquisition of Global Stem Cells Group Inc.

On August 18, 2021, the closing of the transactions contemplated by the Assignment and LOI occurred (the “Closing Date”) with the closing of the SPA.

On the Closing Date, pursuant to the SPA, the Company acquired all the outstanding capital stock of GCSC and paid the purchase price of a total of 1,000,000 shares of Series AA Preferred Stock in the Company, 8,974 shares of Series DD Preferred Stock in the Company and $225,000 USD (the final payment of $50,000 was made on June 23, 2021).

The company has allocated $8.2M for delivery to an escrow account being set up by LANs holdings.

The foregoing description of the SPA does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the SPA, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The SPA has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information, or to provide any other factual information, about parties to the agreement. The representations, warranties and covenants contained in the SPA are made only for purposes of the SPA and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the SPA, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the SPA, as applicable, which subsequent information may or may not be fully reflected in public disclosures.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Items 1.01 and 5.02 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

On August 18, 2021, the Company issued the securities described.

The issuance of the shares is exempt from registration in reliance upon Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the change of control of the registrant is incorporated by reference into this Item 3.02.

There are currently 50,000 shares of Series AA Preferred Stock held by David Christensen, the Company’s CEO. As a result of the issuance of 1,000,000 shares of Series AA Preferred Stock to Benito Novas, a change of control has occurred. The amended certificate of designation for the Series AA Preferred Stock provides that all of the holders of the Series AA Preferred Stock together, voting separately as a class, shall have an aggregate vote equal to sixty-seven (67%) percent of the total vote on all matters submitted to the stockholders. The amended certificate of designation for the Series AA Preferred Stock further provides that a unanimous consent of the holders of Series AA Preferred Stock is necessary for, among other things, a change in control of the Company, requiring the votes of both Messrs. Christensen and Novas.

There are no arrangements known to the Company, the operation of which may, at a subsequent date, result in a change in control of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2021, the Company entered into a Consulting Agreement with ETC (Enterprise Technology Consulting) owned by David Christensen. The agreement with ETC includes an issuance of 896 shares of Series DD Preferred Stock of the Company.

There are restrictive terms protecting the Company by limiting Mr. Christensen from competing or soliciting for a period of time.

The foregoing description of the Consulting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Consulting Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On August 18, 2021, we issued a press release concerning the acquisition of GCSC. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

To the extent the financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K are determined to be required to be filed, they will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b)	Pro forma financial information.

To the extent the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K is determined to be required to be filed, it will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d)	Exhibits

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated June 22, 2021
10.1	Consulting Agreement, dated August 18, 2021
99.1	Press Release, dated August 18, 2021
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meso Numismatics Inc.

/s/ David Christensen
David Christensen Chief Executive Officer

Date: August 18, 2021

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